Exhibit 99.1
FIRST BANCORP.
ANNOUNCES EARNINGS FOR THE QUARTER
ENDED SEPTEMBER 30, 2026
SAN JUAN, Puerto Rico – October 22, 2026
– First BanCorp. (the “Corporation” or “First BanCorp.”) (NYSE: FBP), the bank holding company for FirstBank Puerto
Rico (“FirstBank” or “the Bank”), today reported a
net income of $96.1 million, or $0.63
per diluted share, for the third quarter
of 2026, compared to $96.1 million, or
$0.62 per diluted share, for the second quarter of 2026, and
$100.5 million, or $0.63 per diluted share, for the third quarter of
2025.
Aurelio Alemán, President and Chief
Executive Officer of First
BanCorp, commented:
“We
delivered
another
quarter
of
strong
core
performance,
highlighted
by
a
return
on
average
assets
of
1.98%,
a
return
on
average
equity
of
19.5%,
stable
credit
metrics,
and
healthy
balance sheet trends
against the backdrop
of an increasingly
volatile rate environment.
These
results demonstrate
consistent execution
against our
strategic priorities,
the resilience
of our
business model, and our commitment to soundness, profitability, and responsible growth.
Total
loans
grew
3.3%
annualized
on
a
linked-quarter
basis,
with
growth
across
all
our
operating markets,
particularly in the
commercial segment,
despite higher than
prior quarter
commercial
repayments.
Core
deposits,
excluding
brokered
and
government
deposits,
increased
by
$120
million,
while
non-performing
assets
remained
relatively
flat
compared
with the prior quarter.
We
continued advancing
our multichannel
strategy by
combining our
expanded Puerto
Rico
branch network with
digital tools that provide
clients a faster,
more convenient, and
seamless
service
experience.
This
commitment
to
innovation
and
client-centric
digital
solutions
was
recognized
this
quarter
by
Global
Finance,
which
named
us
the
“Best
Digital
User
Experience in Latin
America and
Puerto Rico”
and the “Best
Digital Banking
App in Puerto
Rico.” We
are
very proud
of this
recognition,
which reflects
our associates'
hard
work and
dedication to delivering the best digital banking experience for our clients.
Finally, we
remain focused
on allocating capital
where it
can generate
the highest
long-term
returns
for
shareholders.
We
were
also
pleased
to
announce
that
our
Board
of
Directors
approved a
new $350
million stock
repurchase
program and
a 25% increase
in our common
stock
dividend.
We
remain
committed
to
thoughtful
excess
capital
deployment
while
preserving
flexibility
to
support
organic
growth
and
other
franchise-enhancing
opportunities.”
(In thousands)
Q3 '26 Q2 '26 Q3 '25 YTD '26 YTD '25
Financial Highlights
Net interest income $ 227,527 $ 229,131 $ 217,916 $ 677,614 $ 646,172
Provision for credit losses 14,633 17,333 17,593 49,239 62,990
Non-interest income 32,590 35,732 30,794 106,007 97,478
Non-interest expenses 130,222 127,324 124,894 384,651 371,253
Income before income taxes 115,262 120,206 106,223 349,731 309,407
Income tax expense 19,147 24,052 5,697 68,684 51,642
Net income $ 96,115 $ 96,154 $ 100,526 $ 281,047 $ 257,765
Selected Financial Data
Net interest margin 4.73% 4.87% 4.57% 4.78% 4.55%
Efficiency ratio 50.06% 48.07% 50.22% 49.09% 49.92%
Diluted earnings per share $ 0.63 $ 0.62 $ 0.63 $ 1.82 $ 1.59
Book value per share $ 12.43 $ 12.95 $ 12.05 $ 12.43 $ 12.05
Tangible book value per share
(1)
$ 12.15 $ 12.68 $ 11.79 $ 12.15 $ 11.79
Return on average equity 19.46% 19.49% 21.36% 18.96% 19.07%
Return on average assets 1.98% 2.02% 2.10% 1.96% 1.81%
Results for the Third Quarter of 2026 compared to the Second Quarter of 2026
Profitability
Net income –
$96.1 million, or $0.63 per diluted share compared to $96.1
million, or $0.62 per diluted share.
Income before income taxes –
$115.3 million compared to $120.2 million.
Pre-tax, pre-provision income (Non-GAAP) (1)
–
$129.9 million compared to $137.5 million.
Net interest
income –
$227.5 million compared
to $229.1 million.
The decrease was
mostly related to
$3.4 million in
interest income recognized
during the second quarter of
2026 from purchase discount and deferred
fees accelerations, which accounted for approximately 7
basis points of the
decrease in
net interest
margin, and
an increase
of $4.8
million in
deposit costs.
These variances
were partially
offset by
higher commercial
and
construction loan balances,
reinvestment of maturing
debt securities
in higher-yielding
assets, and
$1.3 million
related to
an additional day
in the
quarter. Net interest margin
decreased to 4.73% compared to 4.87% driven by
the aforementioned $3.4 million in interest income recognized in the second quarter of 2026 and an increase of 8 basis points
in the cost of funds.
Provision for
credit losses
–
$14.6 million compared
to $17.3
million.
The decrease in
provision expense was
mainly due to
a reduction of
$3.2
million in
the provision
for residential
mortgage loans,
mostly driven
by updated
historical loss
experience resulting
in a
downward revision
of
estimated loss severities.
Non-interest income –
$32.6 million compared to
$35.7 million.
The decrease mainly reflected
$1.9 million in
lower realized gains on
purchased
income tax credits and a $0.6 million gain from the sale of
a fixed asset in the Florida region in the previous quarter.
Non-interest
expenses
–
$130.2
million
compared
to
$127.3
million,
including
an
additional
$2.8
million
contingency
reserve
involving
a
commercial other real estate owned (“OREO”) property.
Income tax expense
– $19.2 million compared to $24.1 million,
mainly due to a lower estimated annual effective tax rate.
Balance
Sheet
Total
loans –
increased by
$108.3 million
to $13.4
billion, driven
by commercial
and industrial
(“C&I”) loan
growth. Total
loan originations
of
$1.5 billion, down $238.5 million,
mainly in commercial and construction loans, driven by $270.6 million in certain refinancings during the second
quarter of 2026.
Core deposits (other than
brokered and government deposits) –
increased by $120.4 million to
$13.4 billion, mainly in the
Puerto Rico region,
driven by a $253.0 million increase in time deposits, partially offset by a $132.6 million decrease in non-maturity deposits.
Government deposits (fully collateralized) –
decreased by $76.7 million to $3.0 billion, of which $57.2 million was in the Puerto Rico region and
$34.6 million was in the Virgin Islands region.
Asset
Quality
Allowance for credit losses (“ACL”) coverage ratio –
amounted to 1.81% compared to 1.85%.
Annualized
net
charge-offs
to
average
loans
ratio
–
increased
to
0.55%
compared
to
0.49%,
primarily
reflecting
a
$2.0
million
increase
in
consumer loans and finance leases net charge-offs, mainly in the auto loan portfolio.
Non-performing assets
–
increased by
$0.2 million
to $114.1
million,
driven by
a $1.6
million increase
in
nonaccrual loans,
primarily in
auto
loans, partially offset by a $1.3 million decrease in the OREO portfolio balance.
Loans
in
early
delinquency
(30-89
days
past
due)
–
increased
by
$12.1
million
to
$155.5
million,
which
included
an
$8.3
million
matured
construction loan
that was
fully repaid
after September
30, 2026
and a
$6.8 million
increase in
consumer loans
and finance
leases, mainly
auto
loans.
Liquidity
and
Capital
Liquidity –
Cash and
cash equivalents
amounted to
$462.7 million
compared to
$561.3 million.
When adding
$2.1
billion of
free high-quality
liquid securities that
could be liquidated
or pledged within
one day and
$1.1 billion in
available lending capacity
at the Federal
Home Loan Bank
(“FHLB”), available liquidity amounted to 19.15% of total
assets compared to 19.60%.
Capital –
Repurchased $50.0
million in
common stock
and declared
$30.4 million
in common
stock dividends.
Capital ratios
exceeded required
regulatory levels. The Corporation’s estimated total capital, common equity tier 1 (“CET1”) capital, tier
1 capital, and leverage ratios were 18.16%,
16.91%, 16.91%,
and 11.71%,
respectively,
as of
September 30,
2026. On
a non-GAAP
basis, the
tangible common
equity ratio
(1)
decreased to
9.55% compared to 10.08%, mainly due to a decrease in the
fair value of available-for-sale debt securities.
(1) Represents non-GAAP
financial measures. Refer
to
Non-GAAP Disclosures -
Non-GAAP Financial Measures
for the definition
of and additional information
about these non-GAAP financial
measures.

First BanCorp. Announces Earnings for the Quarter Ended September
30, 2026
– Page 2 of 22
NET INTEREST INCOME
The following table sets forth information concerning net interest income for the last five quarters:
Quarter Ended
September 30, 2026 June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025
(Dollars in thousands)
Net Interest Income
Interest income $ 290,845 $ 287,710 $ 279,849 $ 285,158 $ 282,743
Interest expense 63,318 58,579 58,893 62,390 64,827
Net interest income $ 227,527 $ 229,131 $ 220,956 $ 222,768 $ 217,916
Average Balances
Loans and leases $ 13,264,096 $ 13,077,087 $ 13,068,874 $ 13,032,081 $ 12,876,239
Total securities, other short-term
investments and interest-bearing cash
balances 5,826,830 5,797,465 5,776,844 5,871,091 6,037,726
Average interest-earning assets $ 19,090,926 $ 18,874,552 $ 18,845,718 $ 18,903,172 $ 18,913,965
Average interest-bearing liabilities $ 11,660,901 $ 11,371,881 $ 11,409,037 $ 11,531,091 $ 11,669,135
Average Yield/Rate
Average yield on interest-earning assets 6.04% 6.11% 6.02% 5.98% 5.93%
Average rate on interest-bearing liabilities 2.15% 2.07% 2.09% 2.15% 2.20%
Net interest spread 3.89% 4.04% 3.93% 3.83% 3.73%
Net interest margin 4.73% 4.87% 4.75% 4.68% 4.57%
Net interest
income amounted
to $227.5
million for
the third
quarter of
2026, a decrease
of $1.6
million, compared
to $229.1 million
for the second quarter
of 2026. The third quarter of
2026 included an increase of
approximately $1.3 million associated with
the effect
of an additional day in the quarter.
The decrease in net interest income reflects the following:
●
A $4.8
million increase
in interest expense
on interest-bearing
deposits, primarily
reflecting higher
average balances
of non-
brokered
time
deposits
and
brokered
certificates
of
deposit
(“CDs”),
which
increased
$195.1
million
and
$98.1
million,
respectively,
as well as higher
rates paid on
interest-bearing checking
and saving accounts,
mainly government
deposits. The
average
cost
of
interest-bearing
checking
and
saving
accounts
increased
7
basis
points
to
1.33%,
while
the
cost
excluding
government deposits increased 3 basis points to 0.69%.
Partially offset by:
●
A $3.0
million net
increase in
interest income
on loans,
driven by
a $2.6
million increase
in interest
income on
commercial
and
construction
loans,
reflecting
$3.1
million
associated
with
a
$178.9
million
increase
in
the
average
balance
and
$1.1
million from
an additional day
in the third
quarter of
2026, partially offset
by $1.6 million
resulting from
the acceleration of
net deferred fees associated with the refinancing of a C&I loan in the
Puerto Rico region during the second quarter of 2026.
●
A $0.1
million net
increase in
interest income
on investment
securities and
interest-earning
cash balances,
reflecting higher
yields
from
reinvesting
maturities
of
debt
securities
in
higher-yielding
debt
securities,
partially
offset
by
$1.8
million
resulting
from
the
acceleration
of
the
unamortized
purchase
discount
on
a
municipal
bond
refinanced
during
the
second
quarter of 2026 into a shorter-term commercial loan structure.
Net
interest
margin
for
the
third
quarter
of
2026
was
4.73%
compared
to
4.87%
for
the
previous
quarter.
The
decrease
mainly
reflected
a
shift
in
the
mix
of
interest-bearing
deposits
toward
higher-yielding
options,
such
as
time
deposits,
and
a
7
basis
points
reduction from
prior quarter
purchase discount
and deferred
fee accelerations
while higher
rates paid
on interest-bearing
government
non-maturity deposits were offset by higher yields from the reinvestment of maturing debt securities.

First BanCorp. Announces Earnings for the Quarter Ended September
30, 2026
– Page 3 of 22
NON-INTEREST INCOME
The following table sets forth information concerning non-interest income for the last five quarters:
Quarter Ended
September 30, 2026
June 30,
2026
March 31, 2026 December 31, 2025 September 30, 2025
(In thousands)
Service charges and fees on deposit accounts $ 9,839 $ 9,885 $ 9,932 $ 9,861 $ 9,811
Mortgage banking activities 3,694 3,727 4,043 4,219 3,309
Insurance commission income 2,884 3,114 5,944 2,265 2,618
Card and processing income 12,540 12,512 11,758 12,353 11,682
Other non-interest income 3,633 6,494 6,008 5,702 3,374
Non-interest income $ 32,590 $ 35,732 $ 37,685 $ 34,400 $ 30,794
Non-interest income decreased by $3.1 million to $32.6
million for the third quarter of 2026, compared to $35.7
million for the second
quarter
of 2026,
mainly
due to
a $1.9
million
decrease in
realized
gains from
purchased income
tax credits
and
a $0.6
million
gain
recognized during
the second
quarter of
2026 from
the sale
of a
fixed asset
in the
Florida region,
both reported
as part
of other
non-
interest income.

First BanCorp. Announces Earnings for the Quarter Ended September
30, 2026
– Page 4 of 22
NON-INTEREST EXPENSES
The following table sets forth information concerning non-interest expenses for the last five quarters:
Quarter Ended
September 30, 2026
June 30,
2026
March 31, 2026 December 31, 2025 September 30, 2025
(In thousands)
Employees’ compensation and benefits $ 64,286 $ 63,439 $ 65,299 $ 63,196 $ 59,761
Occupancy and equipment 22,299 22,108 22,063 21,797 22,185
Business promotion 4,254 4,435 3,555 5,944 3,884
Professional service fees:
Collections, appraisals and other credit-related fees 913 1,229 734 1,007 856
Outsourcing technology services 8,063 8,352 8,585 8,433 8,107
Other professional fees 2,459 3,535 3,593 3,671 2,940
Taxes, other than income taxes 6,233 6,071 6,184 6,272 6,092
Federal Deposit Insurance Corporation (“FDIC”) deposit insurance 2,156 2,167 2,058 961 2,236
Other insurance and supervisory fees 1,118 1,182 1,206 1,327 1,344
Net (gain) loss on OREO operations (766) (842) (937) (838) 1,033
Credit and debit card processing expenses 9,457 8,514 7,327 7,728 7,889
Communications 2,274 2,234 2,288 2,284 2,294
Other non-interest expenses 7,476 4,900 5,150 5,088 6,273
Total non-interest expenses $ 130,222 $ 127,324 $ 127,105 $ 126,870 $ 124,894
Non-interest expenses amounted
to $130.2 million
in the third quarter
of 2026, an increase
of $2.9 million, from
$127.3 million in
the
second quarter of 2026. Non-interest expenses for the third quarter of 2026 reflect the following significant variances:
●
A $2.6 million
increase in other non
-interest expenses, primarily
reflecting an additional
$2.8 million contingency
reserve in
connection with
an adverse court
ruling involving a
commercial OREO property
in the U.S.
Virgin
Islands, recorded
as part
of other non-interest expenses.
●
A
$0.9
million
increase
in
credit
and
debit
card
processing
expenses,
mainly
due
to
credit
and
debit
card
expense
reimbursements
recognized during the second quarter of 2026.
●
A
$0.8
million
increase
in
employees’
compensation
and
benefits
expenses,
mainly
associated
with
the
effect
of
annual
salary merit increases and an additional working day in the third quarter of 2026.
Partially offset by:
●
A $1.7 million
decrease in professional
service fees, mostly
driven by lower
legal fees recorded
as part of other
professional
fees, as well as lower collections,
appraisals and other credit-related
expenses and outsourcing fees, partially
offset by higher
consulting fees.
INCOME TAXES
The
Corporation
recorded
an
income
tax
expense
of
$19.2
million
for
the
third
quarter
of 2026,
compared
to
$24.1
million
for
the
second quarter
of 2026.
The decrease
in income
tax expense was
driven by
a lower estimated
annual effective
tax rate mostly
related
to higher than previously forecasted business activities with preferential tax treatment under the Puerto Rico tax code.
For the year,
the Corporation’s
annual effective
tax rate was
estimated at
20.5%
for the third
quarter of
2026, compared
to 21.5%
for
the
second
quarter
of
2026.
As
of
September
30,
2026,
the
Corporation
had
a
net
deferred
tax
asset
of
$135.0
million,
net
of
a
valuation
allowance of
$88.3 million,
compared
to a
net deferred
tax asset
of $142.0
million, net
of a
valuation
allowance of
$75.6
million as of June 30, 2026.

First BanCorp. Announces Earnings for the Quarter Ended September
30, 2026
– Page 5 of 22
CREDIT QUALITY
Non-Performing Assets
The following table sets forth information concerning non-performing assets for the last five quarters:
(Dollars in thousands) September 30, 2026 June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025
Nonaccrual loans held for investment:
Residential mortgage
$ 23,944 $ 23,410 $ 28,071 $ 29,169 $ 28,866
Construction
5,460 5,463 5,414 5,536 5,591
Commercial mortgage
8,428 7,067 7,442 8,382 21,437
C&I
39,777 41,053 27,100 28,042 19,650
Consumer and finance leases
18,590 17,572 19,717 21,434 20,717
Total nonaccrual loans held for investment
$ 96,199 $ 94,565 $ 87,744 $ 92,563 $ 96,261
OREO 5,629 6,939 6,344 7,522 9,343
Other repossessed property 10,733 10,803 13,124 12,389 12,234
Other assets
(1)
1,579 1,610 1,609 1,620 1,579
Total non-performing assets
(2)
$ 114,140 $ 113,917 $ 108,821 $ 114,094 $ 119,417
Past due loans 90 days and still accruing
(3)
$ 24,331 $ 24,736 $ 28,949 $ 31,913 $ 28,891
Nonaccrual loans held for investment to total loans held for investment 0.72% 0.71% 0.67% 0.71% 0.74%
Nonaccrual loans to total loans 0.72% 0.71% 0.67% 0.70% 0.74%
Non-performing assets to total assets 0.59% 0.59% 0.57% 0.60% 0.62%
(1) Residential pass-through mortgage-backed securities (“MBS”) issued by the Puerto Rico Housing Finance Authority (“PRHFA”) held as part of the available-for-sale debt securities portfolio.
(2)
Excludes purchased-credit deteriorated
(“PCD”) loans previously accounted
for under Accounting Standards
Codification (“ASC”) Subtopic 310-30
for which the
Corporation made the accounting
policy election of
maintaining pools
of loans
as “units of
account” both at
the time of
adoption of current
expected credit
losses (“CECL”) on
January 1,
2020 and
on an ongoing
basis for credit
loss measurement. These
loans will
continue to be
excluded from nonaccrual
loan statistics as long
as the Corporation can
reasonably estimate the
timing and amount
of cash flows expected
to be collected
on the loan pools.
The portion of
such loans
contractually past due 90 days or more
amounted to $3.0 million as of
September 30, 2026 (June 30, 2026 -
$3.6 million; March 31, 2026
- $4.2 million; December 31, 2025 -
$4.8 million; September 30, 2025 - $5.0
million).
(3)
These include rebooked loans, which were previously pooled into Government National Mortgage Association (“GNMA”) securities, amounting to $5.2 million as of September 30, 2026 (June 30, 2026 - $4.6 million;
March 31, 2026 -
$6.7 million; December 31, 2025
- $6.7 million; September
30, 2025 - $3.8
million). Under the GNMA
program, the Corporation has the
option but not the
obligation to repurchase loans that
meet
GNMA’s specified delinquency criteria.
For accounting purposes, the loans subject to the repurchase option are required to be reflected on the financial statements with an offsetting liability.
Variances
in credit quality metrics:
●
Total
non-performing assets
increased by
$0.2 million
to $114.1
million as
of September
30, 2026,
driven by
a $1.6
million
increase
in
nonaccrual
loans,
primarily
in
auto
loans,
partially
offset
by
a
$1.3
million
decrease
in
the
OREO
portfolio
balance, mainly attributable
to the sale of
a $0.9 million residential
property in the Florida
region. In addition, the
increase in
nonaccrual
loans
included
the
migration
of
a
$1.8
million
commercial
mortgage
loan
in
the
Florida
region
to
nonaccrual
status during the
third quarter of
2026, partially offset
by $1.3 million
in repayments on
a nonaccrual C&I
loan in the
Puerto
Rico region in the food retail industry.
●
Inflows
to
nonaccrual
loans
held
for
investment
were
$34.5
million
in
the
third
quarter
of
2026,
down
$6.2
million
from
$40.7
million
in
the
second
quarter
of
2026.
Inflows
to
nonaccrual
commercial
and
construction
loans
decreased
$12.8
million
to
$2.3
million,
reflecting
the
impact
of
a
$14.8
million
C&I
relationship
in
the
Florida
region
that
migrated
to
nonaccrual
status
in
the
second
quarter
of
2026,
partially
offset
by
the
aforementioned
$1.8
million
commercial
mortgage
loan
inflow
in
the
third
quarter.
Inflows
to
nonaccrual
consumer
loans
increased
$5.6
million
to
$28.4
million,
while
nonaccrual
residential
mortgage
loan
inflows
increased
$1.0
million
to
$3.8
million.
See
Early
Delinquency
below for
additional information.
●
Adversely
classified
commercial
and
construction
loans
increased
by
$15.8
million
to
$103.0
million
as
of
September
30,
2026,
compared to
$87.2 million
as of
June 30,
2026, driven
by the
downgrade of
a $13.1
million participated
C&I loan
in
the Florida region that is part of the Shared National Credit program.
Early Delinquency
Total
loans
held
for
investment
in
early
delinquency
(i.e.,
30-89
days
past
due
accruing
loans,
as
defined
in
regulatory
reporting
instructions)
amounted
to $155.5
million
as of
September 30,
2026,
an increase
of $12.1
million,
compared
to $143.4
million
as of
June 30, 2026,
driven by a $6.8
million increase in
consumer loans and
finance leases, primarily
in the auto
loan portfolio, and
a $4.6
million increase in
the commercial and
construction loan portfolios.
The increase in
commercial and construction
loans was primarily
driven
by
the
aforementioned
$8.3
million
matured
construction
loan
for
which
the
Corporation
received
full
repayment
after
September
30,
2026,
and
a
$1.2
million
matured
commercial
mortgage
relationship
in
the
process
of
renewal
for
which
the
Corporation
continues
to receive
payments
from
the borrower.
These
increases were
partially
offset
by
the renewal
of two
matured
commercial
mortgage
loans
totaling
$3.1
million
and
the
aforementioned
$1.8
million
commercial
mortgage
loan
that
migrated
to
nonaccrual status.

First BanCorp. Announces Earnings for the Quarter Ended September
30, 2026
– Page 6 of 22
Allowance for Credit Losses
The following table summarizes the activity of the ACL for on-balance sheet and off-balance sheet exposures during the third and
second quarters of 2026:
Quarter Ended September 30, 2026
Loans and Finance Leases Debt Securities
(Dollars in thousands)
Residential
Mortgage
Loans
Commercial and
Construction
Loans
Consumer
Loans and
Finance Leases
Total Loans and
Finance Leases
Unfunded
Loans
Commitments
Held-to-
Maturity
Available-
for-Sale Total ACL Allowance for Credit Losses
Allowance for credit losses, beginning balance $ 42,758 $ 68,794 $ 133,487 $ 245,039 $ 4,599 $ 479 $ 885 $ 251,002
Provision for credit losses - (benefit) expense (1,900) 456 16,321 14,877 (120) (123) (1) 14,633
Net charge-offs (160) (294) (17,789) (18,243) - - (12) (18,255)
Allowance for credit losses, end of period $ 40,698 $ 68,956 $ 132,019 $ 241,673 $ 4,479 $ 356 $ 872 $ 247,380
Amortized cost of loans and finance leases $ 2,943,944 $ 6,782,080 $ 3,638,476 $ 13,364,500
Allowance for credit losses on loans to amortized cost 1.38% 1.02% 3.63% 1.81%
Quarter Ended June 30, 2026
Loans and Finance Leases Debt Securities
(Dollars in thousands)
Residential
Mortgage
Loans
Commercial and
Construction
Loans
Consumer
Loans and
Finance Leases
Total Loans and
Finance Leases
Unfunded
Loans
Commitments
Held-to-
Maturity
Available-
for-Sale Total ACL Allowance for Credit Losses
Allowance for credit losses, beginning balance $ 41,534 $ 69,118 $ 134,408 $ 245,060 $ 3,120 $ 641 $ 839 $ 249,660
Provision for credit losses - expense (benefit) 1,303 (233) 14,888 15,958 1,479 (162) 58 17,333
Net charge-offs (79) (91) (15,809) (15,979) - - (12) (15,991)
Allowance for credit losses, end of period $ 42,758 $ 68,794 $ 133,487 $ 245,039 $ 4,599 $ 479 $ 885 $ 251,002
Amortized cost of loans and finance leases $ 2,927,167 $ 6,668,570 $ 3,661,486 $ 13,257,223
Allowance for credit losses on loans to amortized cost 1.46% 1.03% 3.65% 1.85%
Allowance for Credit Losses for Loans and Finance
Leases
As
of
September
30,
2026,
the
ACL
for
loans
and
finance
leases
was
$241.7
million,
or
1.81%
of
total
loans
held
for
investment,
compared to $245.0 million, or 1.85% of total loans held for investment
,
as of June 30, 2026.
The
decrease
was
mainly
related
to
the
ACL
for
residential
mortgage
loans,
which
decreased
by
$2.1
million,
driven
by
updated
historical
loss
experience
used
for
determining
the
ACL
resulting
in
a
downward
revision
of
estimated
loss
severities
and
lower
reserve levels, as
well as improvements in
the projection of the
unemployment rate and
the House Price Index,
partially offset by
loan
growth. In addition, the
ACL for consumer loans
decreased by $1.4 million,
mainly reflecting lower delinquency
levels in credit cards
and
finance
leases,
partially
offset
by
higher
reserves
in
the
auto
loan
portfolio
due
to
updated
loss
expectations
based
on
recent
portfolio performance.
Meanwhile, the ACL
for commercial
and construction
loans increased by
$0.2 million,
mainly due to
changes
in
the
financial
information
of
certain
borrowers
and
loan
growth,
partially
offset
by
an
improvement
in
the
projection
of
certain
macroeconomic variables.
Provision for
credit losses
on loans
and finance
leases was
$14.9 million
for the
third quarter
of 2026,
compared to
$16.0 million
in
the
second
quarter
of
2026.
The
decrease
was
mainly
driven
by
a
$3.2
million
reduction
in
the
provision
for
residential
mortgage
loans, partially
offset by
a $1.4 million
increase in the
provision for
consumer loans
and finance
leases and a
$0.7 million
increase in
the
provision
for
commercial
and
construction
loans.
These
changes
reflected
the
ACL
factors
discussed
above,
as
well
as
a
$2.0
million increase in consumer loans and finance leases net charge
-offs, mainly in the auto loan portfolio.

First BanCorp. Announces Earnings for the Quarter Ended September
30, 2026
– Page 7 of 22
Net Charge-Offs
The following table presents ratios of net charge-offs
(recoveries) to average loans held-in-portfolio for the last five quarters:
Quarter Ended
September 30, 2026 June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025
Residential mortgage 0.02% 0.01% -0.03% -0.02% -0.00%
Construction -0.11% -0.03% -0.02% -0.02% -0.50%
Commercial mortgage 0.02% -0.02% 0.08% 0.01% -0.02%
C&I 0.02% 0.03% 0.03% 0.00% 0.01%
Consumer loans and finance leases 1.95% 1.73% 2.23% 2.20% 2.16%
Total loans 0.55% 0.49% 0.65% 0.63% 0.62%
The
ratios
above
are
based
on
annualized
net
charge-offs
and
are
not
necessarily
indicative
of
the
results
expected
in
subsequent
periods.
Net charge-offs
were $18.2 million for
the third quarter of
2026, or an annualized
0.55% of average loans,
compared to $16.1 million,
or an
annualized 0.49%
of average
loans, in the
second quarter
of 2026.
The $2.1 million
increase in
net charge-offs
was driven
by a
$2.0 million increase in consumer loans and finance leases net charge
-offs, mainly in the auto loan portfolio.
Allowance for Credit Losses for Unfunded Loan
Commitments
As of
September 30,
2026, the
ACL for
off-balance
sheet credit
exposures decreased
to $4.5
million, compared
to $4.6
million as
of
June 30, 2026.
Allowance for Credit Losses for Debt Securities
As of
September 30,
2026, the
ACL for
debt securities
was $1.2
million, of
which $0.3
million was
related to
Puerto Rico municipal
bonds classified as held-to-maturity,
compared to $1.4 million and $0.5 million, respectively,
as of June 30, 2026.

First BanCorp. Announces Earnings for the Quarter Ended September
30, 2026
– Page 8 of 22
STATEMENT
OF FINANCIAL CONDITION
Total
assets were approximately
$19.3 billion as of
September 30, 2026,
up $9.1 million from
June 30, 2026. The
following variances
within the main components of total assets are noted:
●
A $108.3 million
increase in total
loans,
primarily reflecting a
$118.4 million
increase in C&I
loans,
including $90.5 million
in
the
Florida
region
driven
by
new
loan
participations
and
$21.3
million
in
the
Virgin
Islands
region
driven
by
disbursements of a government line of credit.
Total
loan originations,
including refinancings, renewals,
and draws from
existing commitments, amounted
to $1.5 billion
in
the third
quarter of
2026,
a decrease
of $238.5
million
compared
to the
second quarter
of 2026.
In the
Puerto Rico
region,
originations decreased $315.6
million to $1.0
billion, driven by
the aforementioned $270.6
million in refinancings
during the
second quarter of 2026 of
a participated C&I loan related
to a public-private partnership and
a participated municipal loan,
as
well
as
lower
utilization
of
C&I
lines
of
credit.
Meanwhile,
in
the
Florida
region,
originations
increased
$69.2
million
to
$402.2 million,
mainly reflecting
a $71.7
million increase
in commercial
and construction
loans, including
$49.0 million
in
C&I loan originations
and $23.1
million in commercial
mortgage loan
originations. In
addition, in the
Virgin
Islands region,
originations increased $7.9 million to $34.0 million.
●
A
$21.5
million
increase
in
investment
securities,
driven
by
$492.1
million
in
debt
securities
purchased
during
the
third
quarter
of
2026,
of
which
$422.4
million
were
U.S.
agencies’
MBS
at
an
average
yield
of
5.44%.
These
purchases
were
partially offset by repayments
of $227.6 million, including
$39.9 million of matured securities, and
a $119.4 million decrease
in the fair value of available-for-sale debt securities attributable to changes in market interest rates. Meanwhile, U.S. Treasury bill activity resulted
in a net decrease
of $128.4 million,
reflecting $375.0 million
of maturities at an
average yield of
3.69%,
partially offset by $246.6 million of purchases at an average yield of 3.87%.
Partially offset by:
●
A
$98.6
million
decrease
in
cash
and
cash
equivalents,
mainly
related
to
net
cash
outflows
from
lending
and
investing
activities and
capital deployment
actions,
partially
offset
by deposit
growth
and a
new $23.8
million short
-term repurchase
agreement.
Total
liabilities were
approximately
$17.4 billion
as of
September 30,
2026,
an increase
of $110.4
million
from June
30, 2026.
The
following variances within the main components of total liabilities are noted:
●
Total deposits increased
by $49.1 million, driven by:
o
A $253.0
million increase
in non-government
time deposits,
excluding brokered
CDs, primarily
in the
Puerto Rico
region.
Partially offset by:
o
A $132.6 million decrease in non-government non-maturity deposits, mainly in the Puerto Rico region. The decrease
in such
deposits includes
a $116.6
million decrease
in non-interest-bearing
deposits, of
which $84.2
million was
in
the Puerto Rico region.
o
A
$76.7 million decrease
in government deposits, consisting
of decreases of
$57.2 million in
the Puerto Rico region
and $34.6 million in the Virgin
Islands region, partially offset by a $15.1 million increase in the Florida region.
●
A $23.8 million increase in borrowings related to the aforementioned new short-term repurchase agreement.
Total stockholders’
equity amounted to $1.9 billion as of September 30, 2026, a decrease of
$101.3 million from June 30, 2026, driven
by a $119.4
million decrease in the fair
value of available-for-sale debt
securities due to changes in
market interest rates recognized
as
part of
accumulated other
comprehensive
loss, $50.0
million in
common stock
repurchases at
an average
price of
$28.67, and
$30.4
million
in
common
stock
dividends
declared
in
the
third
quarter
of
2026,
partially
offset
by
the
net
income
generated
in
the
third
quarter of 2026.
As
of
September
30,
2026,
capital
ratios
exceeded
the
required
regulatory
levels
for
bank
holding
companies
and
well-capitalized
banks.
The
Corporation’s
estimated
CET1
capital,
tier
1
capital,
total
capital
and
leverage
ratios
under
the
Basel
III
rules
were
16.91%, 16.91%, 18.16%,
and 11.71%,
respectively,
as of September
30, 2026, compared to
CET1 capital, tier
1 capital, total capital,
and leverage ratios of 16.96%, 16.96%, 18.21%, and 11.72%
,
respectively, as of June 30,
2026.

First BanCorp. Announces Earnings for the Quarter Ended September
30, 2026
– Page 9 of 22
Meanwhile, estimated CET1 capital,
tier 1 capital, total capital and
leverage ratios of our banking subsidiary,
FirstBank, were 15.92%,
16.65%,
17.91%,
and
11.53%,
respectively,
as
of
September
30,
2026,
compared
to
CET1
capital,
tier
1
capital,
total
capital
and
leverage ratios of 15.96%,
16.71%, 17.97%,
and 11.54%, respectively,
as of June 30, 2026.
Liquidity
Cash and
cash equivalents
decreased by
$98.6 million
to $462.7
million as
of September
30, 2026.
When adding
$2.1 billion
of free
high-quality
liquid
securities
that
could
be
liquidated
or
pledged
within
one
day,
total
core
liquidity
amounted
to
$2.6 billion
as of
September 30, 2026,
or 13.40% of total
assets, compared to $2.
7
billion, or 13.73% of
total assets, as of
June 30, 2026. In
addition, as
of
September
30,
2026,
the
Corporation
had
$1.1
billion
available
for
credit
with
the
FHLB
based
on
the
value
of
the
collateral
pledged
with
the
FHLB.
As
such,
the
basic
liquidity
ratio
(which
includes
cash,
free
high-quality
liquid
assets
such
as
U.S.
government
and
government-sponsored
enterprises’
obligations
that
could
be
liquidated
or
pledged
within
one
day,
and
available
secured lines of credit
with the FHLB to total
assets) was approximately
19.15% as of September
30, 2026, compared to 19.60%
as of
June 30, 2026.
In
addition
to
the
aforementioned
available
credit
from
the
FHLB,
the
Corporation
also
maintains
borrowing
capacity
at
the
U.S.
Federal Reserve (“FED”) Discount
Window Program.
The Corporation had approximately
$2.5 billion available for
funding under the
FED’s Borrower-In-Custody
Program as of September 30,
2026. In the aggregate, as
of September 30, 2026, the Corporation
had $6.2
billion
available
to
meet
liquidity
needs,
or
128%
of
estimated
uninsured
deposits
(excluding
fully
collateralized
government
deposits).
The Corporation’s
total deposits,
excluding brokered
CDs, amounted
to $16.3
billion as
of each
of September
30, 2026
and June
30,
2026,
which
included
$3.0
billion
in
government
deposits
that
are
fully
collateralized
as
of
each
of
those
periods.
Excluding
fully
collateralized government
deposits and
FDIC-insured deposits
as of
September 30,
2026, the
estimated amount
of uninsured
deposits
was $4.8 billion, which represents
29.59% of total deposits, compared
to $4.7
billion, or 29.15% of total deposits,
as of June 30, 2026.
Refer to Table
10 in the accompanying tables (Exhibit A) for additional information about the deposits composition.
Tangible Common
Equity (Non-GAAP)
On a
non-GAAP
basis, the
Corporation’s
tangible common
equity ratio
decreased to
9.55% as
of September
30, 2026,
compared to
10.08%
as
of
June
30,
2026,
mainly
due
to
a
decrease
in
the
fair
value
of
available-for-sale
debt
securities.
Refer
to
Non-GAAP
Disclosures-
Non-GAAP Financial Measures
for the definition of and additional information about this non-GAAP financial measure.
The following table
presents a reconciliation
of the Corporation’s
tangible common equity
and tangible assets
to the most comparable
GAAP items as of the indicated dates:
September 30, 2026 June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025
(In thousands, except ratios and per share
information)
Tangible Equity:
Total common equity - GAAP $ 1,875,484 $ 1,976,833 $ 1,967,239 $ 1,966,865 $ 1,918,045
Goodwill (38,611) (38,611) (38,611) (38,611) (38,611)
Other intangible assets (2,804) (3,022) (3,240) (3,458) (3,676)
Tangible common equity - non-GAAP $ 1,834,069 $ 1,935,200 $ 1,925,388 $ 1,924,796 $ 1,875,758
Tangible Assets:
Total assets - GAAP $ 19,250,334 $ 19,241,235 $ 19,086,105 $ 19,132,892 $ 19,321,335
Goodwill (38,611) (38,611) (38,611) (38,611) (38,611)
Other intangible assets (2,804) (3,022) (3,240) (3,458) (3,676)
Tangible assets - non-GAAP $ 19,208,919 $ 19,199,602 $ 19,044,254 $ 19,090,823 $ 19,279,048
Common shares outstanding 150,921 152,674 154,694 156,619 159,135
Tangible common equity ratio - non-GAAP 9.55% 10.08% 10.11% 10.08% 9.73%
Tangible book value per common share - non-GAAP $ 12.15 $ 12.68 $ 12.45 $ 12.29 $ 11.79

First BanCorp. Announces Earnings for the Quarter Ended September
30, 2026
– Page 10 of 22
Exposure to Puerto Rico Government
Direct Exposure
As of
September 30,
2026, the
Corporation had
$355.5 million
of direct
exposure to
the Puerto
Rico government,
its municipalities,
and public corporations, a decrease of $23.9
million from $379.4 million as of June 30, 2026, mainly
due to repayments.
The exposure
consisted
primarily
of
$272.4
million
in
municipal
loans
and
obligations
supported
by
assigned
property
tax
revenues,
generally
backed
by
the
municipalities’
good
faith,
credit,
and
unlimited
taxing
power,
and
$27.1
million
supported
by
one
or
more
specific
sources
of
municipal
revenues. The
remaining
exposure
included
$8.5
million
in
a
loan
to
an
affiliate
of
the
Puerto
Rico
Electric
Power
Authority,
$44.9
million
in
loans
to
a
Puerto
Rico
public
corporation,
and
a
PRHFA
residential
pass-through
MBS
with
an
amortized cost of $2.6 million.
The aforementioned
exposure to
municipalities in
Puerto Rico
included $60.7
million of
financing arrangements
issued in
bond form
but
underwritten
as
loans
with
features
that
are
typically
found
in
commercial
loans.
These
bonds
are
accounted
for
as
held-to-
maturity debt securities.
Indirect Exposure
As
of
both
September
30,
2026
and
June
30,
2026,
the
Corporation
had
$2.6
billion
of
public
sector
deposits
in
Puerto
Rico.
Approximately 22% of the public sector
deposits as of September 30, 2026 were
from municipalities and municipal agencies in
Puerto
Rico,
and
78%
were
from
public
corporations,
the
Puerto
Rico
central
government
and
agencies,
and
U.S.
federal
government
agencies in Puerto Rico.
Additionally,
as
of
September
30,
2026,
construction
loans
funded
through
conduit
financing
structures
supporting
Low-Income
Housing Tax
Credit and other federal affordable housing programs amounted to $78.4 million, compared with $75.0 million as of June
30,
2026.
Under
these
arrangements,
PRHFA
serves
as
conduit
issuer
and
lender
of
record,
while
the
Corporation
serves
as
the
ultimate lender.
The total amount of unfunded loan commitments related to these loans as of September 30,
2026 was $27.7 million.

First BanCorp. Announces Earnings for the Quarter Ended September
30, 2026
– Page 11 of 22
NON-GAAP DISCLOSURES
This
press
release
contains
GAAP
financial
measures
and
non-GAAP
financial
measures.
Non-GAAP
financial
measures
are
used
when management believes
that the presentation of
these non-GAAP financial
measures enhances the
ability of analysts and
investors
to analyze trends
in the Corporation’s
business and understand
the performance of the
Corporation. The Corporation
may utilize these
non-GAAP
financial measures
as guides
in its
budgeting and
long-term planning
process. Where
non-GAAP
financial measures
are
used,
the
most
comparable
GAAP
financial
measure,
as
well
as
the
reconciliation
of
the
non-GAAP
financial
measure
to
the
most
comparable GAAP financial measure, can be found
in the text or in the tables in or attached to this press release.
Any analysis of these
non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.
Certain
non-GAAP
financial
measures,
such
as
adjusted
non-interest
expenses,
adjusted
income
tax
expense,
adjusted
net
income,
adjusted earnings
per share,
and adjusted pre
-tax, pre-provision
income, exclude
the effect
of items that
management believes
are not
reflective
of
core
operating
performance
(the
“Special
Items”).
Other
non-GAAP
financial
measures
include
net
interest
income,
interest rate spread,
and net interest margin
each presented on a tax-equivalent
basis; tangible common equity;
tangible book value per
common
share; and
certain
capital ratios.
These measures
should
be read
in
conjunction
with
the accompanying
tables (Exhibit
A),
which are
an integral
part of
this press release,
and the Corporation’s
other financial
information that
is presented
in accordance
with
GAAP.
Special Items
The
financial
results
for
the
nine-month
period
ended
September
30,
2026
and
for
the
quarter
and
nine-month
periods
ended
September 30, 2025 included the following Special Items:
Nine-Month Period Ended September 30, 2026
FDIC Special Assessment Reversal
-
A benefit
of $0.1
million ($57
thousand
after-tax,
calculated based
on the
statutory tax
rate of
37.5%) was
recorded
during
the
first
quarter
of
2026
following
receipt
of
the
FDIC
assessment
invoice,
paid
on
March
30,
2026,
which
reduced
the
quarterly
special assessment
rate for
the eighth
and final
collection period
from 3.36
bps to
2.97 bps.
Any future
offsets or
one-time final shortfall special assessment
collection, if any,
will be communicated by the
FDIC through future invoices. The
FDIC deposit
special assessment
is reflected
in the
consolidated
statements of
income
as part
of “FDIC
deposit
insurance”
expenses.
Quarter and Nine-Month Period Ended September 30, 2025
Enactment of Act 65-2025
-
On July
17, 2025,
the Government
of Puerto
Rico enacted
Act 65-2025
which, among
other things,
allows domestic
limited
liability companies
owned by
legal entities
to elect
to be
treated as
disregarded
entities for
tax purposes.
As a
result of
this
change, during the third quarter of 2025, the Corporation
reversed approximately $16.6 million in valuation allowance
related
to deferred tax assets primarily associated with NOL carryforwards at the holding company level.
Employee Retention Credit (“ERC”)
-
During the third
quarter of 2025, the
Corporation recognized a
$2.3 million ERC, net
of $0.3 million
in related commissions.
This
amount
is
reflected
in
the
condensed
consolidated
statements
of
income
as
part
of
“employees’
compensation
and
benefits” expenses. This credit was
established under the Coronavirus
Aid, Relief, and Economic Security
(“CARES”) Act to
support businesses
that retained
employees during
the COVID-19
pandemic. The
credit recorded
during the
third quarter
of
2025 is tax exempt for Puerto Rico tax purposes.

First BanCorp. Announces Earnings for the Quarter Ended September
30, 2026
– Page 12 of 22
Non-GAAP Financial Measures
Tangible
Common Equity Ratio and Tangible
Book Value
per Common Share
The
tangible
common
equity
ratio
and
tangible
book
value
per
common
share
are
non-GAAP
financial
measures
that
management
believes are generally
used by the financial
community to evaluate
capital adequacy.
Tangible
common equity is total
common equity
less goodwill
and other
intangible assets.
Tangible
assets are
total assets
less goodwill
and other
intangible assets.
Tangible
common
equity ratio is tangible common
equity divided by tangible assets. Tangible
book value per common share is
tangible assets divided by
common shares
outstanding. Refer
to
Statement of
Financial Condition
– Tangible
Common Equity
(Non-GAAP)
for a
reconciliation
of
the
Corporation’s
total
stockholders’
equity
and
total
assets
in
accordance
with
GAAP
to
the
non-GAAP
financial
measures
of
tangible
common
equity
and
tangible
assets, respectively.
Management
uses and
believes that
many
stock
analysts
use
the
tangible
common
equity
ratio
and
tangible
book
value
per
common
share
in
conjunction
with
other
more
traditional
bank
capital
ratios
to
compare
the
capital
adequacy
of
banking
organizations
with
significant
amounts
of
goodwill
or
other
intangible
assets,
typically
stemming from the use
of the purchase method of
accounting for mergers and
acquisitions. Accordingly,
the Corporation believes that
disclosure of
these financial
measures may
be useful
to investors.
Neither tangible
common equity
nor tangible
assets, or
the related
measures, should
be considered in
isolation or
as a substitute
for stockholders’
equity,
total assets, or
any other measure
calculated in
accordance with
GAAP.
Moreover,
the manner
in which
the Corporation
calculates its
tangible
common equity,
tangible assets,
and
any other related measures may differ from that of other companies reporting measures with similar names.
Adjusted Net Income,
Adjusted Non-Interest Expenses,
Adjusted Income Tax
Expense, and Adjusted Earnings Per Share
To
supplement
the
Corporation’s
financial
statements
presented
in
accordance
with
GAAP,
the
Corporation
uses,
and
believes
that
investors
benefit
from
disclosure
of,
non-GAAP
financial
measures
that
reflect
adjustments
to
net
income,
non-interest
expenses,
income tax expense, and adjusted earnings per share to exclude Special Items.
Adjusted Pre-Tax,
Pre-Provision Income
Adjusted
pre-tax,
pre-provision
income
is
a
non-GAAP
performance
metric
that
management
uses
and
believes
that
investors
may
find
useful
in
analyzing
underlying
performance
trends,
particularly
in
times
of
economic
stress,
including
as
a
result
of
natural
catastrophes
or
health
epidemics.
Adjusted
pre-tax,
pre-provision
income,
as
defined
by
management,
represents
income
before
income
taxes
adjusted
to
exclude
the
provisions
for
credit
losses
on
loans,
unfunded
loan
commitments
and
debt
securities.
In
addition, from
time to time,
earnings are
also adjusted for
certain items
that management
believes are
not reflective
of core
operating
performance, which are regarded as Special Items.
Net Interest Income,
Interest Rate Spread,
and Net Interest Margin on
a Tax
-Equivalent Basis
Net interest income,
interest rate spread,
and net interest
margin are
reported on a
tax-equivalent basis in
order to provide
to investors
additional information
about the Corporation’s
net interest
income that
management uses
and believes
should facilitate
comparability
and analysis
of the
periods presented.
The tax-equivalent
adjustment to
net interest
income recognizes
the income
tax savings
when
comparing taxable and tax-exempt
assets and assumes a marginal
income tax rate. Income from tax-exempt
earning assets is increased
by an
amount equivalent
to the
taxes that
would have
been paid
if this
income had
been taxable
at statutory
rates. Refer
to Tables
4
and 5
in the
accompanying tables
(Exhibit A)
for a
reconciliation of
the Corporation’s
net interest
income on
a tax-equivalent
basis.
Management believes
that it
is a standard
practice in
the banking
industry to
present net
interest income,
interest rate
spread, and
net
interest
margin
on
a
fully
tax-equivalent
basis.
This
adjustment
puts
all earning
assets,
most
notably
tax-exempt
securities and
tax-
exempt loans, on a common basis that management believes facilitates comparison of results to the results of peers.

First BanCorp. Announces Earnings for the Quarter Ended September
30, 2026
– Page 13 of 22
NET INCOME AND RECONCILIATION
TO ADJUSTED NET INCOME (NON-GAAP)
The following table shows, for the third and second quarters of 2026, net income and earnings per diluted share, and reconciles, for the third
quarter of
2025 and
nine-month
periods ended
September 30,
2026 and
2025, net
income
to adjusted
net income
and
adjusted
earnings per
diluted share,
which are
non-GAAP financial
measures
that exclude
the significant
Special Items
discussed in
the
Non-
GAAP Disclosures – Special Items
section.
Quarter Ended Nine-Month Period Ended
September 30, 2026 June 30, 2026 September 30, 2025 September 30, 2026 September 30, 2025
(In thousands, except per share information)
Net income, as reported (GAAP) $ 96,115 $ 96,154 $ 100,526 $ 281,047 $ 257,765
Adjustments:
Employee retention credit - - (2,358) - (2,358)
FDIC special assessment reversal - - - (92) -
Income tax impact related to the enactment of Act 65-2025 - - (16,553) - (16,553)
Income tax impact of adjustment
(1)
- - - 35 -
Adjusted net income attributable to common stockholders (non-GAAP)
$ 96,115 $ 96,154 $ 81,615 $ 280,990 $ 238,854
Weighted-average diluted shares
outstanding
151,950 154,162 160,087 154,056 161,770
Earnings per share - diluted (GAAP)
$ 0.63 $ 0.62 $ 0.63 $ 1.82 $ 1.59
Adjusted earnings per share - diluted (non-GAAP) $ 0.63 $ 0.62 $ 0.51 $ 1.82 $ 1.48
(1) See Non-GAAP Disclosures — Special Items above for a discussion of the individual tax impact related to the above adjustment.
INCOME BEFORE
INCOME TAXES
AND RECONCILIATION
TO
ADJUSTED PRE-TAX,
PRE-PROVISION
INCOME
(NON-GAAP)
The following
table reconciles income
before income taxes
to adjusted pre-tax,
pre-provision income
for the last
five quarters and
for
the nine-month periods ended September 30, 2026 and 2025:
Quarter Ended Nine-Month Period Ended
September 30, 2026
June 30,
2026
March 31, 2026 December 31, 2025
September 30,
2025
September 30,
2026
September 30,
2025
(Dollars in thousands)
Income before income taxes $ 115,262 $ 120,206 $ 114,263 $ 107,327 $ 106,223 $ 349,731 $ 309,407
Add: Provision for credit losses expense 14,633 17,333 17,273 22,971 17,593 49,239 62,990
Less: FDIC special assessment reversal - - (92) (1,099) - (92) -
Less: Employee retention credit - - - - (2,358) - (2,358)
Adjusted pre-tax, pre-provision income (1) $ 129,895 $ 137,539 $ 131,444 $ 129,199 $ 121,458 $ 398,878 $ 370,039
Change from most recent prior period (amount) $ (7,644) $ 6,095 $ 2,245 $ 7,741 $ (2,014) $ 28,839 $ 34,745
Change from most recent prior period (percentage) -5.6% 4.6% 1.7% 6.4% -1.6% 7.8% 10.4%
(1) Non-GAAP financial measure. See Non-GAAP Disclosures above for the definition and additional information about this non-GAAP financial measure.

First BanCorp. Announces Earnings for the Quarter Ended September
30, 2026
– Page 14 of 22
Conference Call / Webcast
Information
First BanCorp.’s
senior management
will host
an earnings
conference call
and live
webcast on
Thursday,
October 22,
2026,
at 10:00
a.m.
(Eastern
Time).
The
call
may
be
accessed
via
a
live
Internet
webcast
through
the
Corporation’s
investor
relations
website,
fbpinvestor.com,
or
through
a
dial-in
telephone
number
at
(833)
461-5787
or
(585)
542-9983.
The
participant
access
code
is
928134866.
The Corporation recommends
that listeners go
to the web
site at least
15 minutes prior
to the call to
download and install
any necessary software. Following
the webcast presentation, a question
and answer session will be made
available to research analysts
and institutional
investors. A
replay of
the webcast
will be
archived in
the Corporation’s
investor relations
website, fbpinvestor.co
m,
until October 22, 2027. A
telephone replay will be available one
hour after the end of
the conference call through November
20, 2026,
at (833)
309-1852. The replay access code is 928134866.
Safe Harbor
This press
release may
contain “forward-looking
statements” that
involve risks
and uncertainties,
which could
cause actual
results to
differ
from
those
contained
in
the
forward-looking
statements.
These
include
statements
concerning
the
Corporation’s
future
economic, operational, and financial performance, which
may constitute forward-looking statements and are subject to the risk that the
actual impact
may differ,
possibly materially,
from what
is currently
expected. For
a discussion
of additional
risks and
uncertainties,
which could cause actual results
to differ from those
contained in the forward-looking
statements, see the Corporation’s
Securities and
Exchange Commission
filings, including,
but not
limited to,
those risks
and uncertainties
included under
the captions
“Risk Factors”
and “Forward-Looking
Statements” set
forth in
these filings
and any
updates to
such risks
and uncertainties
contained in
subsequent
reports on
Form 10-K,
Form 10-Q
or Form
8-K. Undue
reliance should
not be placed
on the forward-looking
statements in this
press
release,
which
are
based
upon
information
available
to
the
Corporation
on
the
date
hereof.
The
Corporation
undertakes
no
duty
to
update this information unless required by law.
About First BanCorp.
First BanCorp.
is the
parent corporation
of FirstBank
Puerto Rico,
a state-chartered
commercial bank
with operations
in Puerto
Rico,
the
U.S.,
and
the British
Virgin
Islands
and
Florida,
and
of FirstBank
Insurance
Agency.
First BanCorp.’s
shares
of common
stock
trade
on
the
New
York
Stock
Exchange
under
the
symbol
FBP.
Additional
information
about
First
BanCorp.
may
be
found
at
www.1firstbank.com
.
###
First BanCorp.
Ramon Rodriguez
Senior Vice President
Corporate Strategy and Investor Relations
ramon.rodriguez@firstbankpr.com
(787) 729-8200 Ext. 82179

First BanCorp. Announces Earnings for the Quarter Ended September
30, 2026
– Page 15 of 22
EXHIBIT A
Table 1
– Condensed Consolidated Statements of Financial Condition
As of
September 30, 2026
June 30,
2026
December 31, 2025
(In thousands, except for share information)
ASSETS
Cash and due from banks
$
461,014
$
559,626 657,149
Money market investments:
Time deposit with another financial institution
1,000 1,000 750
Other short-term investments
700 700 700
Total money market investments
1,700 1,700 1,450
Available-for-sale debt
securities, at fair value (ACL of $872 as of September 30, 2026,
$885 as of June 30, 2026;
and $763 as of December 31, 2025)
4,718,684 4,681,588 4,554,032
Held-to-maturity debt securities, at amortized cost, net
of ACL of $356 as of September 30, 2026 and $479 as of
June 30, 2026; and $733 as of December 31, 2025 (fair value of $207,866 as of September 30, 2026;
$228,667 as of June 30, 2026 and $262,055 as of December 31,
2025)
217,392 233,645 264,563
Total debt securities
4,936,076 4,915,233 4,818,595
Equity securities 44,232 43,552 44,753
Total investment securities
4,980,308 4,958,785 4,863,348
Loans held for investment, net of ACL of $241,673 as
of September 30, 2026; $245,039 as of June 30, 2026;
and $249,037 as of December 31, 2025
13,122,827 13,012,184 12,876,319
Mortgage loans held for sale, at lower of cost or market 16,545 15,474 16,697
Total loans, net
13,139,372 13,027,658 12,893,016
Accrued interest receivable on loans and investments 75,871 70,663 71,351
Premises and equipment, net 128,402 128,680 126,920
OREO 5,629 6,939 7,522
Deferred tax asset, net 135,043 142,041 149,012
Goodwill 38,611 38,611 38,611
Other intangible assets 2,804 3,022 3,458
Other assets 281,580 303,510 321,055
Total assets
$
19,250,334
$
19,241,235
$
19,132,892
LIABILITIES
Deposits:
Non-interest-bearing deposits
$ 5,465,908 $ 5,548,697 $ 5,549,416
Interest-bearing deposits
11,452,728 11,320,832 11,120,727
Total deposits
16,918,636 16,869,529 16,670,143
Securities sold under agreements to repurchase 23,805 - -
Advances from the FHLB 200,000 200,000 290,000
Accounts payable and other liabilities 232,409 194,873 205,884
Total liabilities
17,374,850 17,264,402 17,166,027
STOCKHOLDERSʼ EQUITY
Common stock, $0.10 par value, 223,663,116
shares issued (September 30, 2026 - 150,920,937 shares
outstanding;
June 30, 2026 - 152,674,406 shares outstanding; and December 31,
2025 - 156,618,996 shares outstanding)
22,366 22,366 22,366
Additional paid-in capital 957,920 955,527 963,543
Retained earnings 2,456,119 2,390,394 2,268,011
Treasury stock, at cost (September 30, 2026
- 72,742,179 shares; June 30, 2026 - 70,988,710 shares; and
December 31, 2025 - 67,044,120 shares)
(1,073,097) (1,023,005) (932,505)
Accumulated other comprehensive loss (487,824) (368,449) (354,550)
Total stockholdersʼ equity
1,875,484 1,976,833 1,966,865
Total liabilities and stockholdersʼ equity
$ 19,250,334 $ 19,241,235 $ 19,132,892

First BanCorp. Announces Earnings for the Quarter Ended September
30, 2026
– Page 16 of 22
Table 2
– Condensed Consolidated Statements of Income
Quarter Ended Nine-Month Period Ended
September 30,
2026
June 30,
2026
September 30,
2025
September 30,
2026
September 30,
2025
(In thousands, except per share information)
Net interest income:
Interest income $ 290,845 $ 287,710 $ 282,743 $ 858,404 $ 837,998
Interest expense 63,318 58,579 64,827 180,790 191,826
Net interest income 227,527 229,131 217,916 677,614 646,172
Provision for credit losses - expense (benefit):
Loans 14,877 15,958 18,270 48,005 63,488
Unfunded loan commitments (120) 1,479 (756) 1,466 (532)
Debt securities (124) (104) 79 (232) 34
Provision for credit losses - expense 14,633 17,333 17,593 49,239 62,990
Net interest income after provision for credit losses 212,894 211,798 200,323 628,375 583,182
Non-interest income:
Service charges and fees on deposit accounts 9,839 9,885 9,811 29,656 29,207
Mortgage banking activities 3,694 3,727 3,309 11,464 9,887
Card and processing income 12,540 12,512 11,682 36,810 35,037
Other non-interest income 6,517 9,608 5,992 28,077 23,347
Total non-interest income
32,590 35,732 30,794 106,007 97,478
Non-interest expenses:
Employees’ compensation and benefits 64,286 63,439 59,761 193,024 181,956
Occupancy and equipment 22,299 22,108 22,185 66,470 67,112
Business promotion 4,254 4,435 3,884 12,244 10,657
Professional service fees 11,435 13,116 11,903 37,463 34,998
Taxes, other than income taxes 6,233 6,071 6,092 18,488 17,682
FDIC deposit insurance 2,156 2,167 2,236 6,381 6,707
Net (gain) loss on OREO operations (766) (842) 1,033 (2,545) (687)
Credit and debit card processing expenses 9,457 8,514 7,889 25,298 20,746
Other non-interest expenses 10,868 8,316 9,911 27,828 32,082
Total non-interest expenses 130,222 127,324 124,894 384,651 371,253
Income before income taxes 115,262 120,206 106,223 349,731 309,407
Income tax expense 19,147 24,052 5,697 68,684 51,642
Net income $ 96,115 $ 96,154 $ 100,526 $ 281,047 $ 257,765
Net income attributable to common stockholders $ 96,115 $ 96,154 $ 100,526 $ 281,047 $ 257,765
Earnings per common share:
Basic $ 0.64 $ 0.63 $ 0.63 $ 1.83 $ 1.60
Diluted $ 0.63 $ 0.62 $ 0.63 $ 1.82 $ 1.59

First BanCorp. Announces Earnings for the Quarter Ended September
30, 2026
– Page 17 of 22
Table 3
– Selected Financial Data
Quarter Ended Nine-Month Period Ended
September 30,
2026
June 30,
2026
September 30,
2025
September 30,
2026
September 30,
2025
(Shares in thousands)
Per Common Share Results:
Net earnings per share - basic $ 0.64 $ 0.63 $ 0.63 $ 1.83 $ 1.60
Net earnings per share - diluted $ 0.63 $ 0.62 $ 0.63 $ 1.82 $ 1.59
Cash dividends declared $ 0.20 $ 0.20 $ 0.18 $ 0.60 $ 0.54
Average shares outstanding
151,096 153,466 159,291 153,259 161,023
Average shares outstanding diluted 151,950 154,162 160,087 154,056 161,770
Book value per common share $ 12.43 $ 12.95 $ 12.05 $ 12.43 $ 12.05
Tangible book value per common share
(1)
$ 12.15 $ 12.68 $ 11.79 $ 12.15 $ 11.79
Common stock price: end of period $ 26.34 $ 26.07 $ 22.05 $ 26.34 $ 22.05
Selected Financial Ratios (In Percent):
Profitability:
Average yield on loans and leases 7.42 7.51 7.62 7.47 7.67
Average yield on investment securities,
other short-term investments and interest-earning cash balances
2.92 2.96 2.33 2.86 2.29
Average yield on interest-earning assets 6.04 6.11 5.93 6.06 5.90
Average rate on interest-bearing liabilities 2.15 2.07 2.20 2.11 2.19
Average cost of funds 1.47 1.39 1.51 1.43 1.50
Interest rate spread 3.89 4.04 3.73 3.95 3.71
Interest rate spread - non-GAAP (2) 4.19 4.36 3.90 4.24 3.86
Net interest margin 4.73 4.87 4.57 4.78 4.55
Net interest margin - non-GAAP
(2)
5.03 5.18 4.74 5.07 4.70
Return on average assets
1.98 2.02 2.10 1.96 1.81
Return on average equity
19.46 19.49 21.36 18.96 19.07
Efficiency ratio
(3)
50.06 48.07 50.22 49.09 49.92
Capital and Other:
Average total equity to average total assets 10.17 10.35 9.81 10.35 9.48
Total capital 18.16 18.21 17.93 18.16 17.93
Common equity Tier 1 capital 16.91 16.96 16.67 16.91 16.67
Tier 1 capital 16.91 16.96 16.67 16.91 16.67
Leverage 11.71 11.72 11.52 11.71 11.52
Tangible common equity ratio
(1)
9.55 10.08 9.73 9.55 9.73
Dividend payout ratio
31.44 31.92 28.52 32.72 33.73
Basic liquidity ratio
(4)
19.15 19.60 18.10 19.15 18.10
Core liquidity ratio
(5)
13.40 13.73 12.64 13.40 12.64
Loan to deposit ratio 79.09 78.68 77.46 79.09 77.46
Uninsured deposits, excluding fully collateralized deposits, to total deposits
(6)
29.59 29.15 28.36 29.59 28.36
Average Balances (In thousands):
Loans and leases $ 13,264,096 $ 13,077,087 $ 12,876,239 $ 13,137,365 $ 12,751,409
Investment securities, other short-term investments and interest-earning cash balances
5,826,830 5,797,465 6,037,726 5,800,564 6,241,039
Interest-earning assets $ 19,090,926 $ 18,874,552 $ 18,913,965 $ 18,937,929 $ 18,992,448
Total assets $ 19,275,569 $ 19,112,408 $ 19,028,792 $ 19,153,161 $ 19,058,747
Interest-bearing liabilities $ 11,660,901 $ 11,371,881 $ 11,669,135 $ 11,481,529 $ 11,695,894
Non-interest-bearing deposits 5,427,409 5,550,768 5,309,212 5,473,156 5,378,807
Total funding sources $ 17,088,310 $ 16,922,649 $ 16,978,347 $ 16,954,685 $ 17,074,701
Total stockholders’ equity $ 1,959,928 $ 1,978,553 $ 1,866,839 $ 1,982,359 $ 1,807,108
Asset Quality:
Allowance for credit losses for loans and finance leases to
total loans held for investment
1.81 1.85 1.89 1.81 1.89
Net charge-offs (annualized) to average loans
outstanding
0.55 0.49 0.62 0.56 0.63
Provision for credit losses for loans and finance leases to
net charge-offs
81.55 99.87 92.00 86.70 105.04
Non-performing assets to total assets 0.59 0.59 0.62 0.59 0.62
Nonaccrual loans held for investment to total loans held for investment 0.72 0.71 0.74 0.72 0.74
Allowance for credit losses for loans and finance leases to
total nonaccrual loans held for investment
251.22 259.12 256.58 251.22 256.58
Allowance for credit losses for loans and finance leases to
total nonaccrual loans held for investment,
excluding residential estate loans
334.47 344.37 366.48 334.47 366.48
(1) Non-GAAP financial measures. Refer to Non-GAAP Disclosures and
Statement of Financial Condition — Tangible Common Equity (Non-GAAP) above for additional information about the components and a
reconciliation of these measures.
(2) Non-GAAP financial measures reported on a tax-equivalent basis. Refer to Non-GAAP Disclosures and Tables 4 and 5 below for additional information and reconciliation of this measure.
(3) Non-interest expenses divided by the sum of net interest income and non-interest income.
(4) Defined as the sum of cash and cash equivalents, free high-quality liquid assets that could be liquidated within one day, and available secured lines of credit with the FHLB to total assets.
(5) Defined as the sum of cash and cash equivalents and free high-quality liquid assets that could be liquidated within one day to total assets.
(6) Exclude insured deposits not covered by federal deposit insurance.

First BanCorp. Announces Earnings for the Quarter Ended September
30, 2026
– Page 18 of 22
Table 4
– Quarterly Statement of Average
Interest-Earning Assets and Average
Interest-Bearing Liabilities (On a Tax-
Equivalent Basis, with GAAP reconciliation)
Average Volume Interest Income
(1)
/ Expense
Average Rate
(1)
Quarter Ended
September 30,
June 30,
September 30,
September 30,
June 30,
September 30,
September 30,
June 30,
September 30,
2026 2026 2025 2026 2026 2025 2026 2026 2025
(Dollars in thousands)
Interest-earning assets:
Money market and other short-term investments $ 522,173 $ 539,882 $ 871,290 $ 4,904 $ 4,969 $ 9,695 3.73% 3.69% 4.41%
Government obligations (2) 1,316,809 1,382,832 1,838,314 11,880 14,976 9,779 3.58% 4.34% 2.11%
MBS 3,943,328 3,829,853 3,281,983 33,800 31,011 18,801 3.40% 3.25% 2.27%
FHLB stock 21,322 22,452 25,777 374 447 495 6.96% 7.99% 7.62%
Other investments
23,198 22,446 20,362 143 137 123 2.45% 2.45% 2.40%
Total investments
(3) 5,826,830 5,797,465 6,037,726 51,101 51,540 38,893 3.48% 3.57% 2.56%
Residential mortgage loans 2,941,226 2,924,680 2,873,549 43,403 43,696 42,203 5.85% 5.99% 5.83%
Construction loans 210,168 191,228 250,280 5,295 4,779 6,058 10.00% 10.02% 9.60%
C&I and commercial mortgage loans 6,464,509 6,304,576 6,014,997 108,758 106,430 104,631 6.67% 6.77% 6.90%
Consumer loans and finance leases 3,648,193 3,656,603 3,737,413 96,659 95,946 99,202 10.51% 10.52% 10.53%
Total loans
(4) (5)
13,264,096 13,077,087 12,876,239 254,115 250,851 252,094 7.60% 7.69% 7.77%
Total interest-earning assets $ 19,090,926 $ 18,874,552 $ 18,913,965 $ 305,216 $ 302,391 $ 290,987 6.34% 6.43% 6.10%
Tax-equivalent adjustment (14,371) (14,681) (8,244)
Interest income - GAAP $ 290,845 $ 287,710 $ 282,743 6.04% 6.11% 5.93%
Interest-bearing liabilities:
Time deposits $ 3,692,961 $ 3,497,812 $ 3,352,163 $ 30,622 $ 28,420 $ 28,590 3.29% 3.26% 3.38%
Brokered CDs 626,673 528,544 581,946 6,422 5,414 6,414 4.07% 4.11% 4.37%
Other interest-bearing deposits 7,126,862 7,119,151 7,421,017 23,972 22,359 26,341 1.33% 1.26% 1.41%
Advances from the FHLB 200,000 226,374 313,152 2,155 2,386 3,472 4.27% 4.23% 4.40%
Other borrowings 14,405 - 857 147 - 10 4.05% 0.00% 4.63%
Total interest-bearing liabilities $ 11,660,901 $ 11,371,881 $ 11,669,135 $ 63,318 $ 58,579 $ 64,827 2.15% 2.07% 2.20%
Net interest income / margin-
non-GAAP
(1) $ 241,898 $ 243,812 $ 226,160 5.03% 5.18% 4.74%
Net interest income / margin - GAAP $ 227,527 $ 229,131 $ 217,916 4.73% 4.87% 4.57%
Net interest spread - non-GAAP
(1)
4.19% 4.36% 3.90%
Net interest spread - GAAP 3.89% 4.04% 3.73%
(1)
Non-GAAP financial measures
reported on a
tax-equivalent basis. The
tax-equivalent yield was
estimated by dividing
the interest rate
spread on exempt
assets by 1
less the Puerto
Rico statutory tax
rate of 37.5%
and
adding to
it the
cost of
interest-bearing liabilities.
When adjusted
to a
tax-equivalent basis,
yields on
taxable and
exempt assets
are comparable.
Refer to
Non-GAAP Disclosures
- Non-GAAP
Financial Measures
for
additional information.
(2) Government obligations include debt issued by government-sponsored agencies.
(3) Unrealized gains and losses on available-for-sale debt securities are excluded from the average volumes.
(4) Average loan balances include the average of non-performing loans.
(5)
Interest income on loans
includes $3.9 million, $3.7
million, and $3.8 million,
for the quarters ended
September 30, 2026, June
30, 2026, and September 30,
2025, respectively, of
income from prepayment penalties and
late fees related to the Corporation’s loan portfolio.

First BanCorp. Announces Earnings for the Quarter Ended September
30, 2026
– Page 19 of 22
Table 5
– Year
-to-Date Statement of Average
Interest-Earning Assets and Average
Interest-Bearing Liabilities (On a Tax-
Equivalent Basis, with GAAP reconciliation)
Average Volume Interest Income
(1)
/ Expense
Average Rate
(1)
Nine-Month Period Ended September 30, 2026 September 30, 2025 September 30, 2026 September 30, 2025 September 30, 2026 September 30, 2025
(Dollars in thousands)
Interest-earning assets:
Money market and other short-term investments $ 559,790 $ 1,016,762 $ 15,503 $ 33,797 3.70% 4.44%
Government obligations
(2)
1,388,552 1,882,541 38,282 24,268 3.69% 1.72%
MBS 3,807,384 3,293,288 91,625 54,277 3.22% 2.20%
FHLB stock 22,631 28,159 1,295 1,930 7.65% 9.16%
Other investments
22,207 20,289 419 544 2.52% 3.58%
Total investments
(3) 5,800,564 6,241,039 147,124 114,816 3.39% 2.46%
Residential mortgage loans 2,925,951 2,856,813 130,348 125,361 5.96% 5.87%
Construction loans 216,134 242,893 15,865 17,493 9.81% 9.63%
C&I and commercial mortgage loans 6,332,261 5,905,687 317,108 305,145 6.70% 6.91%
Consumer loans and finance leases 3,663,019 3,746,016 288,476 296,803 10.53% 10.59%
Total loans (4) (5) 13,137,365 12,751,409 751,797 744,802 7.65% 7.81%
Total interest-earning assets $ 18,937,929 $ 18,992,448 $ 898,921 $ 859,618 6.35% 6.05%
Tax-equivalent adjustment (40,517) (21,620)
Interest income - GAAP $ 858,404 $ 837,998 6.06% 5.90%
Interest-bearing liabilities:
Time deposits $ 3,578,461 $ 3,198,226 $ 88,279 $ 80,805 3.30% 3.38%
Brokered CDs 570,644 518,195 17,595 17,366 4.12% 4.48%
Other interest-bearing deposits 7,093,393 7,591,571 67,266 80,309 1.27% 1.41%
Advances from the FHLB 234,176 366,703 7,503 12,180 4.28% 4.44%
Other borrowings 4,855 21,199 147 1,166 4.05% 7.35%
Total interest-bearing liabilities $ 11,481,529 $ 11,695,894 $ 180,790 $ 191,826 2.11% 2.19%
Net interest income / margin - non-GAAP
(1)
$ 718,131 $ 667,792 5.07% 4.70%
Net interest income / margin - GAAP $ 677,614 $ 646,172 4.78% 4.55%
Net interest spread - non-GAAP
(1)
4.24% 3.86%
Net interest spread - GAAP 3.95% 3.71%
(1)
Non-GAAP financial measures
reported on a
tax-equivalent basis. The
tax-equivalent yield was
estimated by dividing
the interest rate
spread on exempt
assets by 1
less the Puerto
Rico statutory tax
rate of 37.5%
and
adding to
it the
cost of
interest-bearing liabilities.
When adjusted
to a
tax-equivalent basis,
yields on
taxable and
exempt assets
are comparable.
Refer to
Non-GAAP Disclosures
- Non-GAAP
Financial Measures
for
additional information.
(2) Government obligations include debt issued by government-sponsored agencies.
(3) Unrealized gains and losses on available-for-sale debt securities are excluded from the average volumes.
(4) Average loan balances include the average of non-performing loans.
(5)
Interest
income on
loans includes
$11.6
million and
$12.9
million for
the
nine-month
periods ended
September
30, 2026
and 2025,
respectively,
of
income from
prepayment penalties
and late
fees related
to
the
Corporation's loan portfolio.
The results for
the nine-month period
ended September 30,
2025 include a prepayment
penalties associated with
the payoff of
a $73.8 million
commercial mortgage loan and
higher income
from late fees in the consumer loans and finance leases portfolios.

First BanCorp. Announces Earnings for the Quarter Ended September
30, 2026
– Page 20 of 22
Table 6
– Loan Portfolio by Geography
As of September 30,
2026
Puerto Rico Virgin Islands United States Total
(In thousands)
Residential mortgage loans $ 2,260,645 $ 143,100 $ 540,199 $ 2,943,944
Commercial loans:
Construction loans 202,593 11,970 3,124 217,687
Commercial mortgage loans 1,751,933 71,026 796,434 2,619,393
C&I loans 2,427,411 203,165 1,314,424 3,945,000
Commercial loans 4,381,937 286,161 2,113,982 6,782,080
Consumer loans and finance leases 3,569,862 62,427 6,187 3,638,476
Loans held for investment 10,212,444 491,688 2,660,368 13,364,500
Mortgage loans held for sale 16,545 - - 16,545
Total loans $ 10,228,989 $ 491,688 $ 2,660,368 $ 13,381,045
As of June 30, 2026
Puerto Rico Virgin Islands United States Total
(In thousands)
Residential mortgage loans $ 2,247,503 $ 144,769 $ 534,895 $ 2,927,167
Commercial loans:
Construction loans 189,736 11,975 2,919 204,630
Commercial mortgage loans 1,747,380 72,059 817,913 2,637,352
C&I loans 2,420,749 181,905 1,223,934 3,826,588
Commercial loans 4,357,865 265,939 2,044,766 6,668,570
Consumer loans and finance leases 3,591,388 63,763 6,335 3,661,486
Loans held for investment 10,196,756 474,471 2,585,996 13,257,223
Mortgage loans held for sale 15,056 418 - 15,474
Total loans $ 10,211,812 $ 474,889 $ 2,585,996 $ 13,272,697
As of December 31, 2025
Puerto Rico Virgin Islands United States Total
(In thousands)
Residential mortgage loans $ 2,227,053 $ 150,551 $ 530,698 $ 2,908,302
Commercial loans:
Construction loans 249,466 14,174 1,928 265,568
Commercial mortgage loans 1,690,176 73,751 790,325 2,554,252
C&I loans 2,348,274 170,728 1,169,356 3,688,358
Commercial loans 4,287,916 258,653 1,961,609 6,508,178
Consumer loans and finance leases 3,636,072 66,947 5,857 3,708,876
Loans held for investment 10,151,041 476,151 2,498,164 13,125,356
Loans held for sale 16,697 - - 16,697
Total loans $ 10,167,738 $ 476,151 $ 2,498,164 $ 13,142,053

First BanCorp. Announces Earnings for the Quarter Ended September
30, 2026
– Page 21 of 22
Table 7
– Non-Performing Assets by Geography
As of September 30,
2026
(In thousands) Puerto Rico Virgin Islands United States Total
Nonaccrual loans held for investment:
Residential mortgage
$ 12,376 $ 4,867 $ 6,701 $ 23,944
Construction
4,439 1,021 - 5,460
Commercial mortgage
1,208 5,418 1,802 8,428
C&I
23,678 728 15,371 39,777
Consumer and finance leases
18,148 289 153 18,590
Total nonaccrual loans held for investment 59,849 12,323 24,027 96,199
OREO 5,552 77 - 5,629
Other repossessed property 10,587 146 - 10,733
Other assets
(1)
1,579 - - 1,579
Total non-performing assets
(2)
$ 77,567 $ 12,546 $ 24,027 $ 114,140
Past due loans 90 days and still accruing
(3)
$ 23,394 $ 791 $ 146 $ 24,331
As of June 30,
2026
(In thousands) Puerto Rico Virgin Islands United States Total
Nonaccrual loans held for investment:
Residential mortgage
$ 12,462 $ 4,592 $ 6,356 $ 23,410
Construction
4,441 1,022 - 5,463
Commercial mortgage
1,248 5,819 - 7,067
C&I
25,131 601 15,321 41,053
Consumer and finance leases
17,284 275 13 17,572
Total nonaccrual loans held for investment 60,566 12,309 21,690 94,565
OREO 5,401 659 879 6,939
Other repossessed property 10,699 104 - 10,803
Other assets
(1)
1,610 - - 1,610
Total non-performing assets
(2)
$ 78,276 $ 13,072 $ 22,569 $ 113,917
Past due loans 90 days and still accruing
(3)
$ 23,700 $ 890 $ 146 $ 24,736
As of December 31, 2025
(In thousands) Puerto Rico Virgin Islands United States Total
Nonaccrual loans held for investment:
Residential mortgage
$ 12,637 $ 5,407 $ 11,125 $ 29,169
Construction
4,581 955 - 5,536
Commercial mortgage
1,913 6,469 - 8,382
C&I
27,211 644 187 28,042
Consumer and finance leases
20,891 529 14 21,434
Total nonaccrual loans held for investment 67,233 14,004 11,326 92,563
OREO 6,661 861 - 7,522
Other repossessed property 12,216 173 - 12,389
Other assets
(1)
1,620 - - 1,620
Total non-performing assets
(2)
$ 87,730 $ 15,038 $ 11,326 $ 114,094
Past due loans 90 days and still accruing
(3)
$ 30,643 $ 1,270 $ - $ 31,913
(1) Residential pass-through MBS issued by the PRHFA held as part of the available-for-sale debt securities portfolio.
(2)
Excludes PCD
loans previously
accounted for
under ASC
Subtopic 310-30
for which
the Corporation
made the
accounting policy
election of
maintaining pools
of loans
as “units
of account”
both at
the time
of
adoption of CECL on January 1, 2020 and
on an ongoing basis for credit loss measurement. These loans will continue to be excluded from nonaccrual loan statistics as long as the Corporation can reasonably estimate
the timing and amount of
cash flows expected to be collected
on the loan pools. The
portion of such loans contractually
past due 90 days or
more amounted to $3.0 million
as of September 30, 2026 (June
30, 2026 -
$3.6 million; December 31, 2025 - $4.8 million).
(3)
These include rebooked loans,
which were previously pooled into GNMA
securities, amounting to $5.2 million
as of September 30, 2026
(June 30, 2026 - $4.6
million; December 31, 2025 -
$6.7 million). Under the
GNMA program, the
Corporation has the
option but not
the obligation to
repurchase loans that
meet GNMA's specified
delinquency criteria. For
accounting purposes, the
loans subject to
the repurchase option
are
required to be reflected on the financial statements with an offsetting liability.

First BanCorp. Announces Earnings for the Quarter Ended September
30, 2026
– Page 22 of 22
Table 8
– Allowance for Credit Losses on Loans and Finance Leases
Quarter Ended
Nine-Month Period Ended
September 30,
2026
June 30,
2026
September 30,
2025
September 30,
2026
September 30,
2025
(Dollars in thousands)
Allowance for credit losses on loans and finance leases, beginning of period
$ 245,039 $ 245,060 $ 248,578 $ 249,037 $ 243,942
Provision for credit losses on loans and finance leases expense 14,877 15,958 18,270 48,005 63,488
Net (charge-offs) recoveries of loans and finance
leases:
Residential mortgage (160) (79) 32 (15) 29
Construction 58 13 313 84 340
Commercial mortgage (158) 155 117 (525) 208
C&I (194) (259) (108) (762) 729
Consumer loans and finance leases (17,789) (15,809) (20,212) (54,151) (61,746)
(1)
Net charge-offs (18,243) (15,979) (19,858) (55,369) (60,440)
(1)
Allowance for credit losses on loans and finance leases, end of period
$ 241,673 $ 245,039 $ 246,990 $ 241,673 $ 246,990
Allowance for credit losses on loans and finance leases to period end total loans
loans held for investment
1.81% 1.85% 1.89% 1.81% 1.89%
Net charge-offs (annualized) to average loans
outstanding during the period
0.55% 0.49% 0.62% 0.56% 0.63%
Provision for credit losses on loans and finance leases to net charge-offs during the period
0.82x 1.00x 0.92x 0.87x 1.05x
(1) Includes recoveries totaling $2.4 million associated with the bulk sale of fully charged-off consumer loans and finance leases.
Table 9
– Annualized Net Charge-Offs (Recoveries)
to Average Loans
Quarter Ended
Nine-Month Period Ended
September 30,
2026
June 30,
2026
September 30,
2025
September 30,
2026
September 30,
2025
Residential mortgage 0.02% 0.01% -0.00% 0.00% -0.00%
Construction -0.11% -0.03% -0.50% -0.05% -0.19%
Commercial mortgage 0.02% -0.02% -0.02% 0.03% -0.01%
C&I 0.02% 0.03% 0.01% 0.03% -0.03%
Consumer loans and finance leases 1.95% 1.73% 2.16% 1.97% 2.20% (1)
Total loans 0.55% 0.49% 0.62% 0.56% 0.63% (1)
(1)
The
recoveries associated
with the
aforementioned bulk
sale reduced
the ratios
of consumer
loans and
finance leases
and total
net charge-offs
to related
average loans
by 8
basis points
and 3
basis points,
respectively.
Table 10
– Deposits
As of
September 30,
2026
June 30, 2026 December 31, 2025
(In thousands)
Time deposits $ 3,787,656 $ 3,535,375 $ 3,562,331
Interest-bearing saving and checking accounts 7,064,868 7,190,703 6,964,841
Non-interest-bearing deposits 5,465,908 5,548,697 5,549,416
Total deposits, excluding brokered CDs
(1)
16,318,432 16,274,775 16,076,588
Brokered CDs 600,204 594,754 593,555
Total deposits $ 16,918,636 $ 16,869,529 $ 16,670,143
Total deposits, excluding brokered CDs and government deposits $ 13,358,314 $ 13,237,929 $ 13,061,068
(1)
As of each of September 30, 2026, June 30, 2026, and December
31, 2025, government deposits amounted to $3.0 billion.